SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 27, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of November 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1996-S23)


                 Residential Funding Mortgage Securities I, Inc.
 (Exact name of registrant as specified in its charter)

     DELAWARE       333-4846       75-2006294
(State or Other Jurisdiction       (Commission         (I.R.S.
Employer
of Incorporation)             File Number)        Identification
No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000







Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of November 1, 1996 among Residential Funding Mortgage Securities I,
Inc. as seller, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.


                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES I,
                              INC.


                              By:/s/Randy Van Zee
                              Name: Randy Van Zee
                              Title:Vice President


Dated:  November 27, 1996



                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES I,
                              INC.


                              By:/s/Randy Van Zee
                                    Name:Randy Van Zee
                              Title:Vice President


Dated:  November 27, 1996


                        EXHIBITS